                                                                  EXECUTION COPY


                             NOVASTAR MORTGAGE, INC.
                                   as Seller,


                    NOVASTAR MORTGAGE FUNDING CORPORATION III
                                 as Transferor,


                      RESIDENTIAL ASSET FUNDING CORPORATION
                                  as Depositor,


                            FIRST UNION NATIONAL BANK
                          as Certificate Administrator

                                       and

                            THE CHASE MANHATTAN BANK
                                   as Trustee





                        MORTGAGE LOAN PURCHASE AGREEMENT


                          Dated as of September 1, 2000

                    Fixed and Adjustable Rate Mortgage Loans

                 NovaStar Mortgage Funding Trust, Series 2000-2
        NovaStar Home Equity Loan Asset-Backed Certificate, Series 2000-2









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                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS.............................................................................................1
       Section 1.01 Definitions...................................................................................1
ARTICLE II SALE OF MORTGAGE LOANS AND RELATED PROVISIONS..........................................................2
       Section 2.01 Sale of Initial Mortgage Loans, MI Policies and Cap Agreements................................2
       Section 2.02 Conveyance of the Subsequent Mortgage Loans...................................................5
       Section 2.03 Pre-Funding Account...........................................................................9
       Section 2.04 Interest Coverage Account.....................................................................9
ARTICLE III REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH...................................................9
       Section 3.01 Seller Representations and Warranties.........................................................9
       Section 3.02 Transferor Representations and Warranties....................................................22
       Section 3.03 Depositor Representations and Warranties.....................................................23
ARTICLE IV SELLER'S COVENANTS....................................................................................24
       Section 4.01 Covenants of the Seller......................................................................24
       Section 4.02 Payment of Expenses..........................................................................25
ARTICLE V CONDITIONS TO INITIAL MORTGAGE LOAN PURCHASE...........................................................25
       Section 5.01 Conditions of Transferor's and the Depositor's Obligations...................................25
ARTICLE VI INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS......................................26
       Section 6.01 Indemnification With Respect to the Mortgage Loans...........................................26
       Section 6.02 Limitation on Liability of the Seller........................................................26
ARTICLE VII TERMINATION..........................................................................................26
       Section 7.01 Termination..................................................................................26
ARTICLE VIII MISCELLANEOUS PROVISIONS............................................................................28
       Section 8.01 Amendment....................................................................................28
       Section 8.02 Governing Law................................................................................28
       Section 8.03 Notices......................................................................................28
       Section 8.04 Severability of Provisions...................................................................29
       Section 8.05 Relationship of Parties......................................................................29
       Section 8.06 Counterparts.................................................................................29
       Section 8.07 Further Agreements...........................................................................30
       Section 8.08 Intention of the Parties.....................................................................30
       Section 8.09 Successors and Assigns; Assignment of Purchase Agreement.....................................30
       Section 8.10 Survival.....................................................................................31
       Section 8.11 Liability of the Trustee.....................................................................31

                                    Exhibits
Exhibit 1         Mortgage Loan Schedule for Initial Mortgage Loans
Exhibit 2         Subsequent Transfer Instrument

                                       i









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                  THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Purchase
Agreement"), dated as of September 1, 2000, is made among NovaStar Mortgage, Inc. (the "Seller"), NovaStar Mortgage Funding Corporation III (the "Transferor"), Residential Asset Funding Corporation (the "Depositor"), First Union National Bank (the "Certificate Administrator") and The Chase Manhattan Bank (the "Trustee").

                         W I T N E S S E T H  T H A T:

                  WHEREAS, pursuant to the terms of this Purchase Agreement, the Seller will sell the Initial Mortgage Loans and the related MI Policies to the Transferor on the Closing Date, who will then sell the Initial Mortgage Loans and the related MI Policies, and assign all of its rights under this Purchase Agreement, to the Depositor on the Closing Date;

                  WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Depositor will transfer the Initial Mortgage Loans, the related MI Policies and the Cap Agreements, and assign all of its rights under the Purchase Agreement, to the Trustee, without recourse, on the Closing Date;

                  WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Trustee will issue the Certificates;

                  WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Trustee will transfer to the Depositor the Certificates;

                  WHEREAS, pursuant to the terms of the Underwriting Agreement, the Depositor will sell the Underwritten Certificates to the Underwriter;

                  WHEREAS, pursuant to the terms of this Purchase Agreement, the Depositor will transfer the Retained Certificates to the Transferor;

                  WHEREAS, pursuant to the terms of the REMIC Interests Sale Agreement, the Transferor will sell the Retained Certificates to NRFC;

                  WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Servicer will service the Mortgage Loans; and

                  WHEREAS, pursuant to the terms of the Converted Loan Purchase Agreement, the Converted Loan Purchaser will purchase the Converted Mortgage Loans from the Trustee.

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01      Definitions.

                  For all purposes of this Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Section

1.01 of the Pooling and Servicing Agreement, dated as of September 1, 2000, among the Certificate Administrator, the Trustee, the Depositor and NovaStar Mortgage, Inc. as seller and servicer (the "Servicer") which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

            Section 2.01 Sale of Initial Mortgage Loans, MI Policies and Cap Agreements.

            (a) The Seller hereby sells, and the Transferor hereby purchases on the Closing Date, (i) the Initial Mortgage Loans identified (and the related MI Policies) on the Mortgage Loan Schedule annexed hereto as Exhibit 1, the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files) and (ii) the Cap Agreements identified on Exhibit 2 and the Transferor hereby sells, and the Depositor hereby purchases on the Closing Date (i) the Initial Mortgage Loans identified (and the related MI Policies) on the Mortgage Loan Schedule annexed hereto as Exhibit 1, the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files) and (ii) the Cap Agreements identified on Exhibit 2. The Initial Mortgage Loans consist of conventional, residential first lien mortgage loans with fixed and adjustable interest rates. The Initial Mortgage Loans will have a Principal Balance as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received, of approximately $188,723,314.17. The sale of the Initial Mortgage Loans will take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Mortgage Loans and the Original Pre-Funded Amount and the Interest Coverage Amount into the Trust Fund, the issuance of the Securities by the Trustee and the sale of the Underwritten Certificates pursuant to the Underwriting Agreement. The purchase price (the "Purchase Price") for the Initial Mortgage Loans to be paid by the Transferor to the Seller on the Closing Date shall consist of the following:

              (i) a payment in an amount equal to $333,384,450 representing the net proceeds of the sale of the Underwritten Certificates, which payment shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date by or on behalf of the Transferor, or as otherwise agreed by the Transferor; and

              (ii) a payment in an amount equal to $20,000 representing the proceeds of the sale of the Retained Certificates by the Transferor to NRFC pursuant to the REMIC Interests Sale Agreement, which payment shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date by or on behalf of the Transferor, or as otherwise agreed by the Transferor.

            (b) The purchase price for the Initial Mortgage Loans to be paid by the Depositor to the Transferor shall be (i) a payment in an amount equal to $333,384,450 which payment shall be paid to the Transferor by wire in immediately available funds on the Closing Date by or on behalf of the Depositor, or as otherwise agreed by the Depositor and (ii) delivery to the Transferor or its assignee on the Closing Date of the Retained Certificates.




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            (c) In connection with such conveyances by the Seller, the Seller shall on behalf of and at the direction of the Transferor deliver to, and deposit with the Certificate Administrator on behalf of the Trustee, on or before the Closing Date in the case of an Initial Mortgage Loan, and two Business Days prior to the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, the following documents or instruments with respect to each Mortgage Loan (the "Mortgage File"):

              (i) the original Mortgage Note endorsed to "The Chase Manhattan Bank, as Trustee of the NovaStar Mortgage Funding Trust, Series 2000-2, relating to the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2000-2";

              (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the Seller or the public recording office in which such original Mortgage has been recorded;

              (iii) an original assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage endorsed to "The Chase Manhattan Bank, as Trustee of the NovaStar Mortgage Funding Trust, Series 2000-2, relating to the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2000-2", and otherwise in recordable form;

              (iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the Seller or the public recording office in which such original intervening assignment has been recorded;

              (v) the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage);

              (vi) with respect to each Mortgage Loan insured by a MI Policy, a certificate of insurance or other evidence of such MI Policy;

              (vii) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

              (viii) an executed copy of the notice of assignment and acknowledgement of assignment with respect to the Mortgage Loans covered by the MI Policies.

            If a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Trustee (as pledgee of the Mortgage Loans), or the Certificateholders in such Mortgage Loan, including if any document required to be delivered to the Certificate Administrator has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (i) above for 180 days following submission of the assignment if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Mortgage Loan at the



                                       3







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Repurchase Price or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section
3.01 hereof as to the Initial Mortgage Loans and the Subsequent Mortgage Loans and Section 2.02(c) hereof as to the Subsequent Mortgage Loans for breaches of representations and warranties.

            Promptly after the Closing Date in the case of an Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, promptly after the Subsequent Transfer Date (or after the date of transfer of any Eligible Substitute Mortgage Loan), the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (i) above, with such assignment completed in favor of the Trustee. While such assignment to be recorded is being recorded, the Certificate Administrator shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Certificate Administrator because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such substitute assignment to be recorded in accordance with this paragraph.

            In instances where an original Mortgage or any original intervening assignment of Mortgage is not, in accordance with clause (ii) or (iv) above, delivered by the Seller to the Certificate Administrator, on behalf of the Trustee, prior to or on the Closing Date in the case of an Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, prior to or on the Subsequent Transfer Date, the Seller will deliver or cause to be delivered the originals of such documents to the Certificate Administrator, on behalf of the Trustee, promptly upon receipt thereof.

            Effective on the Closing Date, the Transferor hereby acknowledges its acceptance of all right, title and interest to the Initial Mortgage Loans and other property, existing on the Closing Date and thereafter created and conveyed to it pursuant to this Section 2.01 and the Depositor hereby acknowledges its acceptance of all right, title and interest to the Initial Mortgage Loans and other property existing on the Closing Date and thereafter created and conveyed to it pursuant to this Section 2.01.

            The Trustee, as assignee or transferee of the Transferor and the Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Initial Mortgage Loans. No scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Transferor or the Depositor pursuant to the terms of this Purchase Agreement. The Pooling and Servicing Agreement shall provide that any late payment charges collected in connection with a Mortgage Loan shall be paid to the Servicer as provided therein.

            (d) In connection with the sale of the Cap Agreements, the Transferor shall, on the Closing Date, deliver original executed Cap Agreements naming the Trustee as a party thereto.

            (e) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Transferor on the Closing Date of all the Seller's right, title and interest in and to the Initial Mortgage Loans and other property as and to the extent described above and



                                       4







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a sale by the Transferor to the Depositor on the Closing Date of all of the
Transferor's right, title and interest in and to the Initial Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Transferor as of the Closing Date a security interest in all of the Seller's right, title and interest in, to and under the Initial Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and the Transferor grants to the Depositor as of the Closing Date a security interest in all of the Transferor's right, title and interest in, to and under the Initial Mortgage Loans and such other property, to secure all of the Transferor's obligations hereunder and this Purchase Agreement shall constitute a security agreement under applicable law and in such event, the parties hereto acknowledge that the Certificate Administrator, in addition to holding the Initial Mortgage Loans on behalf of the Trustee for the benefit of the Certificateholders, holds the Initial Mortgage Loans as designee of the Transferor and the Depositor. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Virginia and the State of Kansas (which shall have been submitted for filing as of the Closing Date and each Subsequent Transfer Date, as applicable), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the interests of the Transferor, the Depositor and their respective assignees in each Initial Mortgage Loan and the proceeds thereof and the interests of the Trustee and its assignees in each Subsequent Mortgage Loan and the proceeds thereof. The Transferor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements, and continuation statements with respect thereto and any amendments thereto as are necessary to perfect and protect the interests of the Depositor and its assignees in each Initial Mortgage Loan.

Section 2.02      Conveyance of the Subsequent Mortgage Loans.

            (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey, without recourse, to the Transferor, who shall then sell, transfer, assign, set over and convey, without recourse, to the Trustee, but subject to the other terms and provisions of this Purchase Agreement, all of the right, title and interest of the Seller in and to (i) the Subsequent Mortgage Loans (and the related MI Policies) identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on such Subsequent Transfer Date, (ii) principal due and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (i) with respect to such Subsequent Mortgage Loans all items to be delivered pursuant to Section 2.01(c) above and the other items in the related Mortgage Files; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer by the Seller to the Transferor, and by the Transferor to the Trustee, of the Subsequent Mortgage Loans identified on each Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument shall be absolute and is intended by the Trustee, the Transferor and the Seller to


                                       5









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constitute and to be treated as a sale of the Subsequent Mortgage Loans by the
Seller to the Transferor, and a sale of the Subsequent Mortgage Loans by the Transferor to the Trustee.

            In the event such transactions shall be deemed not to be a sale, the Seller hereby grants to the Transferor as of each Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the related Subsequent Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Purchase Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Certificate Administrator, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Trustee for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee of the Transferor. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Virginia and the State of Kansas (which shall be submitted for filing as of the related Subsequent Transfer
Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller as are necessary to perfect and protect the interests of the Transferor and its assignees in the Subsequent Mortgage Loans.

            In the event such transactions shall be deemed not to be a sale, the Transferor hereby grants to the Trustee as of each Subsequent Transfer Date a security interest in all of the Transferor's right, title and interest in, to and under the related Subsequent Mortgage Loans and such other property, to secure all of the Transferor's obligations hereunder, and this Purchase Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Certificate Administrator, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Trustee for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee of the Trustee. The Transferor agrees to take or cause to be taken such actions and to execute such documents, including without limitation, the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of Kansas (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Transferor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Transferor, as are necessary to perfect and protect the interests of the Trustee and its assignees in subsequent Mortgage Loans.

            The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Certificate Administrator, on behalf of the Trustee, two Business Days prior to the related Subsequent Transfer Date.

            The Trustee on each Subsequent Transfer Date shall acknowledge its acceptance of all right, title and interest to the related Subsequent Mortgage Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.02.



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            The Trustee, as trustee of the Trust Fund, shall be entitled to all scheduled principal payments due after each Subsequent Cut-off Date, all other payments of principal due and collected after each related Subsequent Cut-off Date, and all payments of interest on the Subsequent Mortgage Loans, minus that portion of any such payment which is allocable to the period prior to the related Subsequent Cut-off Date. No scheduled payments of principal due on or before the related Subsequent Cut-off Date and collected after the related Subsequent Cut-off Date shall belong to the Trust Fund pursuant to the terms of this Purchase Agreement.

            The purchase price paid by the Certificate Administrator, at the direction of the Trustee, from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument provided by the Seller).

            (b) The Seller shall transfer to the Transferor, who shall transfer to the Trustee, the Subsequent Mortgage Loans and the other property and rights related thereto described in Section 2.02(a) above, and the Certificate Administrator shall cause to be released funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

              (i) the Seller shall have provided the Transferor, who shall have provided the Certificate Administrator, and the Certificate Administrator shall have provided the Trustee, with a timely Addition Notice, which notice shall be given no fewer than six Business Days prior to the related Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Transferor and then to the Trustee and the aggregate Principal Balances of such Subsequent Mortgage Loans as of the related Subsequent Cut-off Date and any other information reasonably requested by the Certificate Administrator with respect to the Subsequent Mortgage Loans;

              (ii) the Seller shall have delivered to the Transferor, who shall have delivered to the Trustee, who shall have delivered to the Certificate Administrator and the Trustee, a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit 2(A) or 2(B), as applicable, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.02(b), Section 2.02(c) and in the related Subsequent Transfer Instrument and (B) including a Mortgage Loan Schedule attached thereto listing the Subsequent Mortgage Loans;

              (iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Seller's Subsequent Transfer Instrument in the form of Exhibit 2(A) and the Transferor's Subsequent Transfer Instrument is the form of Exhibit 2(B), neither the Seller nor the Transferor shall be insolvent or have been made insolvent by such transfers, nor shall they be aware of any pending insolvency;

              (iv) such sale and transfer shall not result in a material adverse tax consequence to the Certificateholders;

              (v) the Funding Period shall not have terminated; and




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              (vi) the Seller shall have delivered to the Certificate
Administrator, the Trustee, and the Rating Agencies Opinions of Counsel addressed to the Rating Agencies, the Trustee and the Certificate Administrator with respect to the transfers of the Subsequent Mortgage Loans substantially in the form of the Opinion of Counsel delivered to the Certificate Administrator, the Trustee and the Rating Agencies on the Closing Date (1) regarding certain corporate matters and (2) confirming the existence of a true sale.

            (c) The obligation of the Trustee to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following conditions: (1) each such Subsequent Mortgage Loan shall satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and this Purchase Agreement; (2) the Seller shall not select such Subsequent Mortgage Loans in a manner that it reasonably believes is adverse to the interests of the Majority Certificateholders; (3) the Seller shall have delivered certain Opinions of Counsel required pursuant to Section 2.02(b)(vii) hereof; (4) as of the related Subsequent Cut-off Date, the Subsequent Mortgage Loans shall satisfy the following criteria: (i) each Subsequent Mortgage Loan shall not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date;
(ii) the remaining stated term to maturity of each Subsequent Mortgage Loan shall not exceed 360 months; (iii) the lien securing each Subsequent Mortgage Loan shall be first priority; (iv) each Subsequent Mortgage Loan shall have an outstanding Principal Balance of at least $10,000; (v) each Subsequent Mortgage Loan shall be underwritten in accordance with the Underwriting Guidelines; (vi) each Subsequent Mortgage Loan shall have a Loan-to-Value Ratio of no more than 103%; (vii) each Subsequent Mortgage Loan shall have a stated maturity of no later than January 1, 2031; (viii) no Subsequent Mortgage Loan shall permit negative amortization; (ix) each Subsequent Mortgage Loan shall either have a fixed Mortgage Rate of at least 8% or, if an adjustable loan, a Gross Margin of at least 3.5%; (x) a minimum of 75% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have an adjustable Mortgage Rate; (xi) the weighted average Loan-to-Value Ratio of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be no more than 87%;
(xii) approximately 97% of the Subsequent Mortgage Loans shall either (A) have a Loan-to-Value Ratio of no more than 50% or (B) have a Loan-to-Value Ratio of greater than 50% and be covered by an MI Policy; (xiii) the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have a weighted average coupon of at least 10.40%; (xiv) pursuant to the Underwriting Guidelines, no fewer than 40% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be AAA and AA credit risks, no fewer than 20% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be A and A- credit risks, and no fewer than 10% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be B, C, and C- credit risks; (xv) no greater than 20% of such Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be FICO Enhanced loans pursuant to the Underwriting Guidelines; (xvi) the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have a weighted average FICO score issued by a consumer credit rating agency of at least 605; (xvii) at least 85% of such Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans for primary residences; (xviii) no more than 35% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have stated loan documentation; (xix) at least 70% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans for single family residences; (xx) no more than 50% of the



                                       8







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Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans that are the subject of cash-out refinances.

            The acceptance of the Subsequent Mortgage Loans by the Trustee is subject to the Seller receiving a written consent from each of the Rating Agencies that states that the addition of such Subsequent Mortgage Loans will not cause the Rating Agencies to downgrade any of their ratings on the Underwritten Certificates.

            Notwithstanding the foregoing, Subsequent Mortgage Loans with characteristics varying from those set forth above may be purchased by the Trustee and included in the Trust Fund, if (i) the aggregate credit risk of such Subsequent Mortgage Loans is similar to that of the Initial Mortgage Loans and
(ii) the Seller receives a written consent from each of the Rating Agencies that states that the addition of such Subsequent Mortgage Loans will not cause the Rating Agencies to downgrade any of their ratings of the Underwritten Certificates.

            (d) Within five Business Days after the end of the Funding Period, the Seller shall deliver to the Rating Agencies, the Trustee and the Certificate Administrator a copy of the updated Mortgage Loan Schedule including the Subsequent Mortgage Loans in electronic format.

Section 2.03 Pre-Funding Account.

            (a) No later than the Closing Date, the Certificate Administrator will establish and maintain, on behalf of the Trustee, pursuant to the Pooling and Servicing Agreement the Pre-Funding Account. On the Closing Date, the Trustee will deposit in the Pre-Funding Account the Original Pre-Funded Amount from the net proceeds of the sale of the Underwritten Certificates.

Section 2.04 Interest Coverage Account.

            (a) No later than the Closing Date, the Certificate Administrator will establish and maintain, on behalf of the Trustee, pursuant to the Pooling and Servicing Agreement the Interest Coverage Account. On the Closing Date, the Trustee will deposit in the Interest Coverage Account the Interest Coverage Amount from the net proceeds of the sale of the Underwritten Certificates.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

            Section 3.01 Seller Representations and Warranties.

            The Seller hereby represents and warrants to the Transferor and the Trustee as of the date hereof, as of the Closing Date (or if otherwise specified below, as of the date so specified) and as of each Subsequent Transfer Date:

            (a) As to the Seller:


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              (i) The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not have a material adverse effect on the Seller's ability to enter into this Purchase Agreement and each Seller's Subsequent Transfer Instrument and to consummate the transactions contemplated hereby and thereby;

              (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Purchase Agreement and each Seller's Subsequent Transfer Instrument and all of the transactions contemplated under this Purchase Agreement and each Seller's Subsequent Transfer Instrument, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Purchase Agreement and each Seller's Subsequent Transfer Instrument;

              (iii) The Seller is not required to obtain the consent of any other Person or any consent, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Purchase Agreement or any Seller's Subsequent Transfer Instrument, except for such consents, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

              (iv) The execution and delivery of this Purchase Agreement and each Seller's Subsequent Transfer Instrument and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

              (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Purchase Agreement or any Seller's Subsequent Transfer Instrument, the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Purchase Agreement or any Seller's Subsequent Transfer Instrument;

              (vi) This Purchase Agreement and each Seller's Subsequent Transfer Instrument constitute the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

              (vii) This Purchase Agreement constitutes a valid transfer and assignment to the Transferor of all right, title and interest of the Seller in and to the Cut-off Date Principal Balance of the Initial Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Principal Balance of the Initial Mortgage Loans, and this

Purchase Agreement and the related Seller's Subsequent Transfer Instrument constitutes a valid transfer and assignment to the Trustee of all right, title and interest of the Seller in and to the Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans;

              (viii) The Seller is not in default with respect to any order or decree of any court or any order or regulation of any federal, state or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder; and

              (ix) The Servicer or any Subservicer who will be servicing any Mortgage Loan pursuant to the Pooling and Servicing Agreement or a Subservicing Agreement is qualified to do business in all jurisdictions in which its activities as Servicer or Subservicer of the Mortgage Loans serviced by it require such qualifications except where failure to be so qualified will not have a material adverse effect on such servicing activities.

            (b) As to each Initial Mortgage Loan as of the Closing Date, and with respect to each Subsequent Mortgage Loan as of the Subsequent Transfer Date, except as otherwise expressly stated:

              (i) The information set forth on the Mortgage Loan Schedule with respect to each Initial Mortgage Loan is true and correct in all material respects as of the Closing Date, and with respect to each Subsequent Mortgage Loan is true and correct in all material respects as of the related Subsequent Transfer Date, and the information regarding the Initial Mortgage Loans and the Subsequent Mortgage Loans on the computer diskette or tape delivered to the Trustee prior to the Closing Date or Subsequent Transfer Date, as applicable, is true and accurate in all material respects and describes the same Mortgage Loans as the Mortgage Loans on the Mortgage Loan Schedule;

              (ii) The Mortgage Loans are not being transferred with any intent to hinder, delay or defraud any creditors;

              (iii) No more than 4.31% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by condominium units; no more than 4.67% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by attached housing; and no more than 11.73% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by properties in planned unit developments;

              (iv) As of the Cut-off Date, (a) the remaining term of each Mortgage Loan is not more than 360 months and not less than 115;

              (v) No more than 39.14% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) have been the subject of cash-out refinances;

              (vi) No more than 10.51% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) have been the subject of rate and term (no cash-out) refinances;

              (vii) No fewer than 50.20% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are purchase money loans;

              (viii) No more than 12.69% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of Florida, no more than 11.61% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of California and no more than 10% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are located in any other state;

              (ix) The original Principal Balances of the Initial Mortgage Loans that have an adjustable mortgage rate (by Cut-off Date Principal Balance) ranged from $6.375 to $13.625, respectively; the average outstanding Principal Balance of the Initial Mortgage Loans that have an adjustable mortgage rate is approximately $127,656.90; the original Principal Balances of the Initial Mortgage Loans that have a fixed mortgage rate (by Cut-off Date Principal Balance) range from $8.75 to $13.375, respectively; the average outstanding Principal Balance of the Initial Mortgage Loans that have an fixed rate is approximately $98,254.52.

              (x) At least 77.22% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real property improved by a detached single family residence; no more than 4.67% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real estate improved by a two-to four-unit single family residence; and no more than 2.08% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real estate improved by manufactured housing;

              (xi) [RESERVED];

              (xii) The Mortgage Rates borne by adjustable rate Initial Mortgage Loans as of the Cut-off Date range from 6.375% per annum to 13.625% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the Initial Mortgage Loans was 10.509%, per annum; the Mortgage Rates borne by fixed rate Initial Mortgage Loans as of the Cut-off Date range from 8.875% per annum to 13.375% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the Initial Mortgage Loans was 10.976% per annum;

              (xiii) Approximately 58.61% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) have a Loan-to-Value Ratio in excess of 80%. No Initial Mortgage Loan in the Mortgage Pool had a Loan-to-Value Ratio at origination in excess of 100%, and the weighted average Loan-to-Value Ratio, (by Cut-off Date Principal Balance) of the Initial Mortgage Loans was equal to or less than 83.22%.

              (xiv) All of the Initial Mortgage Loans are secured by first liens on the related Mortgaged Property;

              (xv) [Reserved]

              (xvi) There is no valid offset, right of rescission, defense, claim or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired, nor will the operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto, and, to the best of Seller's knowledge, no Mortgagor of the applicable Mortgage was a debtor in any state or federal bankruptcy or insolvency proceeding;

              (xvii) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in clause (xix) below;

              (xviii) As of the Cut-off Date in the case of an Initial Mortgage Loan or as of the related Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan, each Mortgaged Property is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgage Property;

              (xix) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and
(3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Immediately prior to the sale of such Mortgage Loan to the Transferor in the case of an Initial Mortgage Loan and to the Trustee in the case of a Subsequent Mortgage Loan pursuant to this Purchase Agreement, the Seller had full right to sell and assign the same to the Transferor or the Trustee, as the case may be. Immediately following the sale of such Mortgage Loan to the Transferor and the Transferor's assignment and sale thereof to the Depositor in the case of an Initial Mortgage Loan, the Depositor will have good title thereto subject to no claims or liens. Immediately following the sale of such Mortgage Loan to the Depositor in the case of an Initial Mortgage Loan and the Depositor's assignment and sale thereof of such Mortgage Loan to the Trustee in the case of an Initial Mortgage Loan, the Trustee will have good title thereto subject to no claims or liens. Immediately following the sale of such Mortgage Loan to the Transferor and the Transferor's assignment and sale thereof to the Trustee in the case of a Subsequent Mortgage Loan, the Trustee will have good title thereto subject to no claims or liens;

              (xx) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Truth In Lending Act of 1968, as amended, and disclosure laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan or the Holders of Certificates secured thereby, will not violate any such laws. Each Mortgage Loan is being serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, the Truth In Lending Act of 1968, as amended, and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws;

              (xxi) Neither the Seller nor any prior holder of any Mortgage has impaired, waived, altered or modified the Mortgage or Mortgage Notes in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan or the Certificates, and which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation or satisfaction with respect thereto;

              (xxii) A lender's policy of title insurance (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction insuring the first lien priority of the Mortgage Loan in an amount at least equal to the original Principal Balance of each such Mortgage Loan or a commitment binder or commitment to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage as to the first or second priority lien of the Mortgage as applicable. The Seller is, and such successor owners will be, the sole insured under such lender's title insurance policy; no claims have been made under such mortgage title insurance policy; no prior holder of the applicable Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy; and each such policy, binder or assurance contains all applicable endorsements;

              (xxiii) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property;

              (xxiv) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation, subdivision law or ordinance, except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property;

              (xxv) Each Mortgage Note and the applicable Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors' rights generally or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by such parties;

              (xxvi) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note;

              (xxvii) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure or if applicable, non-judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property, subject to any applicable rights of redemption;

              (xxviii) With respect to each Mortgage constituting a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

              (xxix) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof cannot be made, and no escrow deficits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the applicable Mortgage Note;

              (xxx) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security other than real estate securing the Mortgagor's obligations and no Mortgage Loan is secured by more than one Mortgaged Property;

              (xxxi) As of the Closing Date in the case of an Initial Mortgage Loan and as of the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy substantially acceptable to FNMA and acceptable to the Seller which policy provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding Principal Balance of the related Mortgage Loan; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project. All individual insurance policies contain a standard mortgagee clause naming the Seller or the original holder of the Mortgage, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. There has been no act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

              (xxxii) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding Principal Balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis and (C) the maximum amount of flood coverage that is available under federal law;

              (xxxiii) Except for the Mortgage Loans referred to in clause (xii) as being delinquent, there is no material monetary default, breach, violation or event of acceleration existing under the Mortgage or the applicable Mortgage Note; and no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and neither the Seller, any of its affiliates nor any servicer or subservicer of any related Mortgage Loan has waived any default, breach, violation or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

              (xxxiv) Each Mortgage Loan is being serviced by the Servicer;

              (xxxv) There is no obligation on the part of the Seller or any other party to make any payments with respect to the related Mortgage Loan in addition to the Monthly Payments required to be made by the applicable Mortgagor;

              (xxxvi) Any future advances made prior to the Cut-off Date in the case of an Initial Mortgage Loan and as of the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, with respect to any Mortgage Loan have been consolidated with the outstanding principal amount secured by such Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. Except with respect to the Negative Amortization Loans, the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note with respect to any Mortgage Loan does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

              (xxxvii) The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Transferor, the Depositor and the Trustee evidencing an interest in the Mortgage Loans in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of Trustee;

              (xxxviii) Except as set forth in clause (xlii), there are no defaults by the Mortgagor in complying with the terms of any Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges which previously became due and owing have been paid, or, if required by the terms of the Mortgage Loan, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds to the day which precedes by one month the Due Date of the first installment of principal and interest, including, without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage;

              (xxxix) At the time of origination, each Mortgaged Property was the subject of an appraisal which conforms to the underwriting requirements of the related originator; and the Mortgage File contains an appraisal of the applicable Mortgaged Property;

              (xl) None of the Mortgage Loans are graduated payment Mortgage Loans or growth equity Mortgage Loans;

              (xli) 79.20% of the Initial ARM Mortgage Loans are Convertible Mortgage Loans;

              (xlii) Except with respect to no more than 1% of the Initial Mortgage Loans (by Cut-off Date Principal Balance), none of the payments of principal of or interest on or in respect of any Initial Mortgage Loans shall be 30 days or more but less than 60 days past due as of the Cut-off Date; except with respect to no more than 0.5% of the Initial Mortgage Loans (by Cut-off Date Principal Balance), none of the payments of principal or interest on or in respect of any Initial Mortgage Loans shall be 60 days or more but less than 90 days past due as of the Cut-off Date; and no Initial Mortgage Loan was 90 days or more past due as of the Cut-off Date (except that one Initial Mortgage Loan was past 90 days due as of the Cut-off Date, such loan having been repurchased by the Seller); (b) except as set forth in clause (a) above, no Initial Mortgage Loan has been contractually delinquent for more than one monthly installment period during the twelve months preceding the Cut-off Date; (c) except as set forth in clause (a) above, all payments required to be made by the Mortgagor under the terms of the Mortgage Note have been made and credited; and (d) to the Seller's knowledge, there was no delinquent recording, tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

              (xliii) Upon payment of the Purchase Price for the Mortgage Loans by the Transferor or the Trustee, as applicable, pursuant to this Purchase Agreement, the Seller has transferred to the Transferor in the case of an Initial Mortgage Loan and to the Trustee in the case of a Subsequent Mortgage Loan, good and marketable title to each Mortgage Note and Mortgage free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has or had full right and authority, subject to no participation of or agreement with any other person, to sell and assign the same, and following the sale of each Initial Mortgage Loan, the Transferor or the Trustee, as applicable, will own such Mortgage Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest;

              (xliv) The Seller acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim;

              (xlv) The Mortgage Note, the Mortgage, the related Assignment of Mortgage and any other documents required to be delivered by the Seller have been delivered to the Certificate Administrator. The Certificate Administrator is in possession of a complete, true and accurate Mortgage File in accordance with Section 2.01 hereof. Substantially all Mortgage Loans have monthly payments due on the first day of each month and each Mortgage Loan had an original term to maturity of no greater than 30 years;

              (xlvi) Each Mortgage Loan contains a due-on-sale provision, although each Mortgage Loan may be assumable if permitted by the Servicer under certain circumstances;

              (xlvii) Each of the Mortgage and the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

              (xlviii) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

              (xlix) To the best of the Seller's knowledge, there exists no violation of any local, state, or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. The Seller has no knowledge of any pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and employment of such Mortgaged Property;

              (l) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus and Prospectus Supplement in all material respects;

              (li) Immediately prior to the transfer to the Transferor or the Trustee, as applicable, the Seller had good and marketable title thereto, and the Seller is the sole owner of beneficial title to and holder of the Mortgage Loan. The Seller is conveying the same to the

Transferor or the Trustee, as applicable, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same pursuant to this Purchase Agreement, except for liens which will be released simultaneously with such conveyance;

              (lii) For each Mortgage Loan, the related Mortgage File contains a true, accurate and correct copy of each of the documents and instruments required to be included therein;

              (liii) The Servicer meets all applicable requirements under the Pooling and Servicing Agreement, is properly qualified to service each Mortgage Loan and has been servicing each Mortgage Loan prior to the Cut-off Date or the related Subsequent Cut-Off Date, as the case may be;

              (liv) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan except in connection with an assumption agreement which has been delivered to the Trustee;

              (lv) On the basis of a representation by the Mortgagor at the time of origination of the Mortgage Loans, at least 92% of the Initial Mortgage Loans, respectively, (by Cut-off Date Principal Balance) will be secured by Mortgages on owner-occupied primary residence properties;

              (lvi) 67.92%, of the Initial Mortgage Loans, (by Cut-off Date Principal Balance) provide for a balloon payment and each Mortgage Note with respect to each such Mortgage Loan requires monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment;

              (lvii) No Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon;

              (lviii) None of the Mortgage Loans is a "buy down" mortgage loan;

              (lix) [reserved]

              (lx) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

              (lxi) The terms of the Mortgage Note related to each Adjustable Rate Mortgage Loan provide that, following an initial period of one year and nine months, two years, three years, five years, seven years or ten years following the month in which such Mortgage Loan was originated and semiannually or annually thereafter (each such date, an "Adjustment Date"), the Mortgage Rate on such Mortgage Loan will be adjusted to equal the sum of (a) the related Index and (b) a fixed percentage amount specified in the related Mortgage Note (each, a "Gross Margin"); provided, however, that the Mortgage Rate generally will not increase or decrease by the related Periodic Rate Cap, and will not increase above a specified maximum Mortgage Rate over the life of the Adjustable Rate Mortgage Loan (the "Maximum Mortgage Rate") or decrease below a specified minimum Mortgage Rate over the life of the Adjustable Rate Mortgage Loan (the "Minimum Mortgage Rate");

              (lxii) None of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are negative amortization loans, and none of the Subsequent Mortgage Loans shall be negative amortization loans;

              (lxiii) No material misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller, its affiliates or employees or any other person involved in the origination of the Mortgage Loan or in the application for any insurance, including, but not limited to the MI Policy, in relation to such Mortgage Loan;

              (lxiv) Each Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

              (lxv) With respect to each Mortgage Loan secured by manufactured housing, such manufactured housing is permanently affixed to a foundation and constitutes real estate under applicable state law;

              (lxvi) No Mortgage Loans are date of payment or simple interest loans;

              (lxvii) The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller pursuant to this Purchase Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Transferor, the Depositor, the Trustee, the Certificate Administrator or the Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due; and

              (lxviii) [reserved]

              (lxix) Approximately 97.64% of the Initial Mortgage Loans (by Cut-Off Date Principal Balance) with a Loan-to-Value Ratio greater than 50% are covered by a MI Policy issued by an MI Insurer;

              (lxx) Each of the Initial Mortgage Loans that is identified on
Schedule 1 hereto is covered by a MI Policy issued by the MI Insurer;

              (lxxi) All requirements for the valid transfer of each MI Policy, including any assignments or notices required in each MI Policy, have been satisfied; and

              (lxxii) As of the Closing Date with respect to each Initial Mortgage Loan that is subject to a MI Policy and as of each Subsequent Transfer Date with respect to each Subsequent Mortgage Loan that is subject to a MI Policy, the Seller is unaware of any existing circumstances which would cause the MI Insurer to deny a claim with respect to such Mortgage Loan.

              Upon discovery by the Seller or upon notice from the Transferor, the Depositor, the Trustee, or the Certificate Administrator, as applicable, of a breach of any representation or warranty in subsection (a) of this Section which materially and adversely affects the interests of the Certificateholders the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Trustee at the Repurchase Price, or (B) substitute one or more Eligible Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

                  Upon discovery by the Seller or upon notice from the Transferor, the Depositor, the Trustee, or the Certificate Administrator, as applicable, of a breach of any representation or warranty in this subsection (b) with respect to any Mortgage Loan or upon the occurrence of a Repurchase Event, which materially and adversely affects the value of the related Mortgage Loan or the interests of any Certificateholders or of the Transferor or the Trustee in such Mortgage Loan (notice of which shall be given to the Transferor and the Trustee by the Seller, if it discovers the same) the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Trustee at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Mortgage Loan repurchased by the Seller shall be deposited or caused to be deposited by the Servicer in the Collection Account maintained by it pursuant to Section 3.06 of the Pooling and Servicing Agreement.

           In the event that the Seller elects to substitute an Eligible Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 3.01, the Seller shall deliver to the Certificate Administrator on behalf of the Trustee, with respect to such Eligible Substitute Mortgage Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.01 hereof, with the Mortgage Note endorsed as required by such Section 2.01 hereof. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to the Pooling and Servicing Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Certificate Administrator and the Trustee. Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Purchase Agreement and the Pooling and Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Mortgage Loan contained herein set forth in this Section 3.01(b), to the extent set forth in the definition of "Eligible Substitute Mortgage Loan", as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Mortgage Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the

Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the amount of such shortfall to the Servicer for deposit into the Collection Account on the day of substitution, without any reimbursement therefor.

                  Upon receipt by the Trustee of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Mortgage Loan and deposit of any applicable Substitution Adjustment Amount as provided above, the Certificate Administrator shall, on behalf of the Trustee, cause to be released to the Seller the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Trustee.

                It is understood and agreed that the obligation of the Seller to cure any breach with respect to or to repurchase or substitute for, any Mortgage Loan as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 5.01 of this Purchase Agreement, constitute the sole remedy respecting such breach available to the Transferor, the Depositor, the Trustee, the Certificateholders (or the Certificate Administrator on behalf of the Trustee for the benefit of Certificateholders) against the Seller.

                It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files to the Certificate Administrator.

            (c) As to the Cap Agreements as of the Closing Date:

              (i) The information set forth on Exhibit 2 with respect to each Cap Agreement is true and correct in all material respects as of the Closing Date;

              (ii) The Cap Agreements are not being transferred with any intent to hinder, delay or defraud any creditors; and

              (iii) Immediately prior to the transfer to the Transferor, the Seller had good and marketable title to its rights under the Cap Agreements. The Seller is conveying the same to the Transferor or the Trustee, as applicable, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same pursuant to this Purchase Agreement, except for liens which will be released simultaneously with such conveyance.

Section 3.02 Transferor Representations and Warranties.

            The Transferor hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date that:

            (a) The Transferor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

            (b) The Transferor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Transferor and the ability of the Transferor to perform under this Purchase Agreement.

            (c) The Transferor has the power and authority to execute and deliver this Purchase Agreement and to carry out its terms; the Transferor has full power and authority to purchase the property to be purchased from the Seller and the Transferor has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Purchase Agreement have been duly authorized by the Transferor by all necessary corporate action.

            (d) The consummation of the transactions contemplated by this Purchase Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

            (e) The Transferor (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due.

Section 3.03 Depositor Representations and Warranties.

            The Depositor hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date that:

            (a) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of North Carolina, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

            (b) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Purchase Agreement.

            (c) The Depositor has the power and authority to execute and deliver this Purchase Agreement and to carry out its terms; the Depositor has full power and authority to purchase the property to be purchased from the Transferor and the Depositor has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Purchase Agreement have been duly authorized by the Depositor by all necessary corporate action.

            (d) The consummation of the transactions contemplated by this Purchase Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                                   ARTICLE IV

                               SELLER'S COVENANTS

Section 4.01 Covenants of the Seller.

            The Seller hereby covenants as of the date hereof and as of the Closing Date that, except for the transfer hereunder, on and after the Closing Date, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Certificate Administrator and the Trustee of the existence of any such Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trustee, on its own behalf and as assignee of the Transferor and the Depositor, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

            In the event that the Certificate Administrator or the Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, on written demand by the Certificate Administrator, or upon the Seller's otherwise being given notice thereof by the Certificate Administrator, the Seller shall pay any and all such Transfer Taxes (it being understood that the Holders of the Certificates, the Depositor, the Certificate Administrator and the Trustee shall have no obligation to pay such Transfer Taxes).

Section 4.02 Payment of Expenses.

            (a) The Seller will pay on the Closing Date all expenses incident to the performance of its obligations under this Purchase Agreement and the Underwriting Agreement, including (i) the preparation, printing and any filing of the preliminary prospectus, Prospectus Supplement and Prospectus (including any schedules or exhibits and any document incorporated therein by reference) originally filed and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Underwriter of this Purchase Agreement and the Underwriting Agreement, the Pooling and Servicing Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Certificates, (iii) the preparation, issuance and delivery of the certificates for the Class A Certificates to the Underwriter, including any charges of DTC, CEDEL, S.A. and the Euroclear System in connection therewith; (iv) the qualification of the Class A-1 Certificates, Mezzanine Certificates and Class AIO Certificates under securities laws in accordance with the provisions of Section 3(f) of the Underwriting Agreement, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto for delivery to potential investors, (v) in addition to the initial printing and filing costs under (i) above, the printing and delivery to the Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto for delivery to potential investors, (vi) the fees and expenses of the Trustee and the Certificate Administrator, including the fees and disbursements of counsel for the Trustee, the Certificate Administrator in connection with the Pooling and Servicing Agreement and the Certificates and (vii) any fees payable in connection with the rating of the Certificates.

            (b) If the Underwriting Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) thereof, the Seller shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

                                   ARTICLE V

                  CONDITIONS TO INITIAL MORTGAGE LOAN PURCHASE

Section 5.01 Conditions of Transferor's and the Depositor's Obligations.

            The Transferor's and the Depositor's respective obligations to purchase the Initial Mortgage Loans which each accepts for purchase hereunder shall be subject to each of the following conditions:

              (i) the Mortgage File for each Initial Mortgage Loan shall have been delivered in accordance with this Purchase Agreement;

              (ii) the representations and warranties set forth in Section 3.01(b) hereof with respect to each Initial Mortgage Loan shall be true as of the Closing Date;

              (iii) The Underwriter or its affiliates shall have had an opportunity to perform a due diligence review of each Mortgage Loan; and

              (iv) The Seller shall have provided to the Underwriter or its affiliates such other documents which are then required to have been delivered under this Purchase Agreement or which are reasonably requested by the Underwriter or its affiliates, which other documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by the Underwriter, and/or an Officers' Certificate.

                                  ARTICLE VI

                          INDEMNIFICATION BY THE SELLER

                       WITH RESPECT TO THE MORTGAGE LOANS

Section 6.01 Indemnification With Respect to the Mortgage Loans.

            The Seller shall indemnify and hold harmless the Transferor and the Depositor from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.01 of this Purchase Agreement which materially and adversely affects the value of any Mortgage Loan or the Transferor's or the Depositor's assignees' interest in any Mortgage Loan or from the failure by the Seller to perform its obligations under this Purchase Agreement in any material respect.

Section 6.02 Limitation on Liability of the Seller.

            None of the directors, officers, employees or agents of the Seller shall be under any liability to the Transferor or the Depositor, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Purchase Agreement. Except as and to the extent expressly provided in the Basic Documents, the Seller shall not be under any liability to the Trustee, the Certificate Administrator or the Certificateholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VII

                                   TERMINATION

Section 7.01 Termination.

            (a) Except as provided in Section 7.01(b) hereof, the respective obligations and responsibilities of the Seller, the Transferor, the Depositor, the Trustee and the Certificate Administrator created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement.

            (b) The Depositor may terminate this Purchase Agreement, by notice to the Seller, at any time at or prior to the Closing Date:

              (i) if the Underwriting Agreement is terminated by the Underwriter pursuant to the terms of the Underwriting Agreement or if there has been, since the time of execution of this Purchase Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition, earnings, business affairs or business prospects of the Seller, whether or not arising in the ordinary course of business, or

              (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Class A-1 Certificates, Mezzanine Certificates, the Class P Certificates and Class AIO Certificates or to enforce contracts for the sale of the Class A-1 Certificates, Mezzanine Certificates, the Class P Certificates and Class AIO Certificates, or

              (iii) if trading in any securities of the Seller has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority,

              (iv) if a banking moratorium has been declared by either Federal or New York authorities,

              (v) either (A) a change in control of the Seller shall have occurred other than in connection with and as a result of the issuance and sale by the Seller or registered, publicly offered common stock; or (B) the Underwriter determines in its sole discretion that any material adverse change has occurred in the management of the Seller,

              (vi) there is (A) a material breach by the Seller of any representation and warranty contained in this Purchase Agreement or the Underwriting Agreement other than a representation or warranty relating to particular Mortgage Loans, and the Underwriter has reason to believe in good faith either that such breach is not curable within two (2) days or that such breach may not have been cured in all material respects at the expiration of two
(2) days following discovery thereof by the Seller or (B) a failure by the Seller to make any payment payable by it under this Purchase Agreement or (C) any other failure by the Seller to observe and perform in any material respect its material covenants, agreements and obligations with the Transferor or the Depositor, including without limitation those contained in this Purchase Agreement, and the Transferor or the Depositor has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of two (2) days following discovery thereof by the Seller, or

              (vii) the Seller fails to provide written notification to the Underwriter of any change in its loan origination, acquisition or appraisal guidelines or practices, or the Seller, without the prior consent of the Underwriter (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices.

            If this Purchase Agreement is terminated pursuant to this Section 7.01(b), such termination shall be without liability of any party to any other party except as provided in Section 4.02 hereof.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01    Amendment.

            This Purchase Agreement may be amended from time to time by the Seller, the Transferor and the Depositor by written agreement signed by the Seller, the Transferor and the Depositor.

Section 8.02 Governing Law.

            This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 8.03 Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

              (i) if to the Seller:

                                   NovaStar Mortgage, Inc.
                                   1901 West 47th Place
                                   Suite 105
                                   Westwood, Kansas 66205
                                   Attention: Scott F. Hartman

or, such other address as may hereafter be furnished to the Transferor in writing by the Seller.

              (ii) if to the Transferor:

                                    NovaStar Mortgage Funding Corporation III
                                    1901 W. 47th Place
                                    Suite 105
                                    Westwood, Kansas 66205
                                    Attention: Kelly Meinders

or such other address as may hereafter be furnished to the Seller in writing by the Transferor.

              (iii) if to the Depositor:

                                 Residential Asset Funding Corporation
                                 301 South College Street
                                 Charlotte, North Carolina 28288

or such other address as may hereafter be furnished to the Seller in writing by the Depositor.

              (iv) if to the Certificate Administrator:

                                 First Union National Bank
                                 401 S. Tryon Street--12th Floor
                                 Charlotte, North Carolina 28288-1179
                                 Attention: NovaStar Mortgage Funding Trust,
                                 Series 2000-2

or such other address as may hereafter be furnished to the Seller in writing by the Certificate Administrator.

              (v) if to the Trustee

                                 The Chase Manhattan Bank
                                 450 West 33rd Street  14th Floor
                                 New York, New York 10001
                                 Attention: Capital Markets Fiduciary Services, NovaStar 2000-2

or such other address as may hereafter be furnished to the Seller in writing by the Trustee.

Section 8.04 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Purchase Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Purchase Agreement and shall in no way affect the validity or enforceability of the other provisions of this Purchase Agreement.

Section 8.05 Relationship of Parties.

            Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Transferor or the Depositor.

Section 8.06 Counterparts.

            This Purchase Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

Section 8.07 Further Agreements.

            The Transferor, the Seller and the Depositor each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Purchase Agreement. Each of the Transferor, the Seller and the Depositor agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Class A-1 Certificates to be rated "Aaa" by Moody's and "AAA" by S&P, the Class AIO Certificates to be rated "Aaa" by Moody's and "AAAr" by S&P, the Class M-1 Certificates to be rated "Aa2" by Moody's and "AA" by S&P, the Class M-2 Certificates to be rated "A2" by Moody's and "A" by S&P, the Class M-3 Certificates to be rated "Baa2" by Moody's and "BBB" by S&P, the Class P Certificates to be rated "AAA" by Moody's, and each party will cooperate with the other in connection therewith.

Section 8.08 Intention of the Parties.

            It is the intention of the parties that (i) the Transferor is purchasing on the Closing Date, and the Seller is selling on the Closing Date, the Initial Mortgage Loans, rather than the Transferor providing to the Seller a loan secured by the Initial Mortgage Loans on the Closing Date, (ii) the Depositor is purchasing on the Closing Date, and the Transferor is selling on the Closing Date, the Initial Mortgage Loans, rather than the Depositor providing to the Transferor a loan secured by the Initial Mortgage Loans, (iii) the Trustee is purchasing on the Closing Date, and the Depositor is selling on the Closing Date, the Initial Mortgage Loans, rather than the Trustee providing to the Depositor a loan secured by the Initial Mortgage Loans, (iv) the Transferor will be purchasing on each Subsequent Transfer Date, and the Seller will be selling on each Subsequent Transfer Date, the related Subsequent Mortgage Loans, rather than the Transferor providing to the Seller a loan secured by the related Subsequent Mortgage Loans on each Subsequent Transfer Date, and (v) the Trustee will be purchasing on each Subsequent Transfer Date, and the Transferor will be selling on each Subsequent Transfer Date, the related Subsequent Mortgage Loans, rather than the Trustee providing to the Transferor a loan secured by the related Subsequent Mortgage Loans on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat these transactions as (i) a sale by the Seller, and a purchase by the Transferor, of the Initial Mortgage Loans on the Closing Date, (ii) a sale by the Transferor, and a purchase by the Depositor, of the Initial Mortgage Loans on the Closing Date, (iii) a sale by the Depositor, and a purchase by the Trustee, of the Initial Mortgage Loans on the Closing Date, (iv) a sale by the Seller, and a purchase by the Transferor, of the related Subsequent Mortgage Loans on each Subsequent Transfer Date, and (v) a sale by the Transferor, and a purchase by the Trustee, of the related Subsequent Mortgage Loans on each Subsequent Transfer Date.

Section 8.09 Successors and Assigns; Assignment of Purchase Agreement.

            This Purchase Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Transferor, the Depositor, the Trustee, the Certificate Administrator, and their respective successors and assigns. The obligations of the Seller under this Purchase Agreement cannot be assigned or delegated to a third party without the consent of the Transferor and the Depositor, which consent shall be at the Transferor's and the Depositor's discretion. The parties hereto acknowledge that (i) the Transferor is acquiring the Initial Mortgage Loans for the purpose of selling them to the Depositor, who is acquiring the Initial Mortgage Loans to sell them to the Trustee, who will in turn pledge the Initial Mortgage Loans to the Trustee for the benefit of the Certificateholders and (ii) the Transferor is acquiring the Subsequent Mortgage Loans for the purpose of selling them to the Trustee, who will hold the Subsequent Mortgage Loans for the benefit of the Certificateholders. As an inducement to the Transferor, the Depositor and the Trustee to purchase the Mortgage Loans, the Seller acknowledges and consents to (i) the assignment by the Transferor to the Depositor of all of the Transferor's rights against the Seller pursuant to this Purchase Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Purchase Agreement by the Transferor, the Depositor and the Trustee, and (ii) the assignment by the Depositor to the Trustee of all of Depositor's rights or remedies against the Seller pursuant to this Purchase Agreement and to the enforcement or exercise of any rights against the Seller pursuant to this Purchase Agreement by the Transferor, the Depositor and the Trustee. Such enforcement of a right or remedy by the Transferor, the Depositor, the Trustee or the Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Transferor directly.

Section 8.10 Survival.

            The representations and warranties made herein by the Seller and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

Section 8.11 Liability of the Trustee.

            The Trustee is entering into the Basic Documents to which it is a party solely as Trustee, hereunder and thereunder, and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Fund for payment or satisfaction thereof.

            IN WITNESS WHEREOF, the Seller, the Transferor, the Depositor, the Certificate Administrator and the Trustee have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                             NOVASTAR MORTGAGE, INC.
                                    as Seller

                                    By: /s/ Kelly Meinders
                                        --------------------------------------
                                    Name:  Kelly Meinders
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                            NOVASTAR MORTGAGE FUNDING
                                    CORPORATION III
                                     as Transferor

                                    By: /s/ Kelly Meinders
                                        --------------------------------------
                                    Name:  Kelly Meinders
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


                            RESIDENTIAL ASSET FUNDING CORPORATION
                                    as Depositor


                                    By: /s/ Eric Caplan
                                        --------------------------------------
                                    Name:  Eric Caplan
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------




                [Mortgage Loan Purchase Agreement Signature Page]

                            FIRST UNION NATIONAL BANK
                                    as Certificate Administrator


                                    By: /s/ Robert Ashbaugh
                                        --------------------------------------
                                    Name:  Robert Ashbaugh
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


                            THE CHASE MANHATTAN BANK,
                                    not in its individual capacity,
                                    but solely as Trustee

                                    By: /s/ Craig M. Kantor
                                        --------------------------------------
                                    Name:  Craig M. Kantor
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------






                [Mortgage Loan Purchase Agreement Signature Page]

                                    EXHIBIT 1

                         INITIAL MORTGAGE LOAN SCHEDULE



                       [On File With Dewey Ballantine LLP]

                                  EXHIBIT 2(A)

                     SELLER'S SUBSEQUENT TRANSFER INSTRUMENT

            Pursuant to this Seller's Subsequent Transfer Instrument (the "Seller's Instrument"), dated as of September 1, 2000, between NovaStar Mortgage, Inc. as seller (the "Seller"), and NovaStar Mortgage Funding Corporation III, as transferor (the "Transferor"), and pursuant to the Mortgage Loan Purchase Agreement, dated as of September 1, 2000 (the "Purchase Agreement"), among the Seller, the Transferor, Residential Asset Funding Corporation as depositor (the "Depositor"), First Union National Bank, as Certificate Administrator and The Chase Manhattan Bank, as Trustee (the "Trustee"), the Seller and the Transferor agree to the sale by the Seller and the purchase by the Transferor of the subsequent Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Subsequent Mortgage Loans") and the related MI Policies.

            Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in the Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), between the Trustee, the Certificate Administrator, the Depositor and the Seller/Servicer which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1. Conveyance of Subsequent Mortgage Loans.

            (a) The Seller does hereby sell, transfer, assign, set over and convey to the Transferor, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, all scheduled payments of principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date, and all other payments of principal and interest on the Subsequent Mortgage Loans collected after the Subsequent Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off Date); provided, however, that no scheduled payments of principal and interest due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Transferor pursuant to the terms of this Seller's Instrument. The Seller, contemporaneously with the delivery of this Seller's Instrument, has delivered or caused to be delivered to the Certificate Administrator, at the direction of the Transferor, each item set forth in Section 2.02(b) of the Purchase Agreement with respect to such Subsequent Mortgage Loans and the related MI Policies. The transfer to the Transferor by the Seller of the Subsequent Mortgage Loans identified on the attached Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Transferor, the Certificate Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Seller.

            The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Transferor on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Transferor as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the

Subsequent Mortgage Loans, and such other property, to secure all of the Seller's obligations hereunder, and this Purchase Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Certificate Administrator, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Trustee for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee and agent of the Transferor. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Maryland and the State of Kansas (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the interests of the Transferor and its assignees in each Subsequent Mortgage Loan, the related MI Policies and the proceeds thereof.

            (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Seller's Instrument and such other items required under the Mortgage Loan Purchase Agreement shall be borne by the Seller.

            (c) Additional terms of the sale are set forth on Attachment A hereto.

            Section 2. Representations and Warranties; Conditions Precedent.

            (a) The Seller hereby affirms the representations and warranties set forth in Section 3.01 of the Purchase Agreement that relate to the Seller and the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.02(b) of the Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Seller's Instrument and Section 2.02(c) of the Purchase Agreement.

            (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Seller's Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

            (c) All terms and conditions of the Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Seller's Instrument shall control over the conflicting provisions of the Purchase Agreement.

            Section 3. Recordation of the Seller's Instrument.

            To the extent permitted by applicable law, this Seller's Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

            Section 4. Governing Law.

            This Seller's Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

            Section 5. Counterparts.

            This Seller's Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

            Section 6. Successors and Assigns.

            This Seller's Instrument shall inure to the benefit of and be binding upon the Seller and the Transferor and their respective successors and assigns. The Certificate Administrator and the Trustee shall be express third party beneficiaries hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Seller's Instrument as of the day and year first written above.


                                   NOVASTAR MORTGAGE, INC.,
                                            as Seller


                                            By:
                                               --------------------------------
                                            Name: David J. Lee
                                            Title: Vice President


                                   NOVASTAR MORTGAGE FUNDING CORPORATION III,
                                            as Transferor


                                            By:
                                              ---------------------------------
                                            Name: David J. Lee
                                            Title: Vice President

       NOVASTAR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2

             ATTACHMENT A TO SELLER'S SUBSEQUENT TRANSFER INSTRUMENT
                               _________ __, 2000

A.    Profile of Subsequent Mortgage Loans:

            1.  Subsequent Cut-off Date:  ____ __, 2000

            2.  Subsequent Transfer Date: ____ __, 2000

            3.  Aggregate Principal Balance of the Subsequent
                Mortgage  Loans as of the  Subsequent
                Cut-off Date:     $____

            4.  Purchase Price:  100.00%

B.    As to all the Subsequent Mortgage Loans the subject of this Instrument:

I.    Longest stated term to maturity:                   360 months
II.   Minimum Mortgage Rate:                                  ____%
III.  Maximum Mortgage Rate:                                  ____%
IV.   WAC of all Mortgage Loans:                              ____%
V.    WAM of all Mortgage Loans:                              ____%
VI.   Largest Principal Balance:                             $____
VII.  Non-owner occupied Mortgaged Properties:                ____%
VIII. California zip code concentration:                      ____%
IX.   Condominiums:                                           ____%
X.    Single-family:                                          ____%
XI.   Weighted average term since origination:          ____ months
XII.  Mortgage Loans Covered by MI Policies                   ____%

                                  EXHIBIT 2(B)

                   TRANSFEROR'S SUBSEQUENT TRANSFER INSTRUMENT

            Pursuant to this Transferor's Subsequent Transfer Instrument (the "Transferor's Instrument"), dated as of _______ __, 2000, between NovaStar Mortgage Funding Corporation III, as transferor (the "Transferor"), and The Chase Manhattan Bank, as trustee (the "Trustee"), and pursuant to the Mortgage Loan Purchase Agreement, dated as of September 1, 2000 (the "Purchase Agreement"), among NovaStar Mortgage, Inc., as seller (the "Seller"), the Transferor, Residential Asset Funding Corporation, as depositor (the "Depositor"), First Union National Bank, as Certificate Administrator ("Certificate Administrator"), and the Trustee, the Transferor and the Trustee agree to the sale by the Transferor and the purchase by the Trustee of the subsequent Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Subsequent Mortgage Loans") and the related MI Policies, and the pledge of the Subsequent Mortgage Loans by the Trustee.

            Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in the Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), between the Certificate Administrator, the Trustee, the Depositor and the Servicer which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

            Section 1. Conveyance of Subsequent Mortgage Loans.

            (a) The Transferor does hereby sell, transfer, assign, set over and convey to the Trustee, without recourse, (i) all of its right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, all scheduled payments of principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date, and all other payments of principal and interest on the Subsequent Mortgage Loans collected after the Subsequent Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off Date); provided, however, that no scheduled payments of principal and interest due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Trustee pursuant to the terms of this Transferor's Instrument and (ii) all of its right, title and interest in and to the Seller's Subsequent Transfer Instrument, dated as of ______ __, 2000 (the "Seller's Instrument"), between the Seller and the Transferor. The Transferor, contemporaneously with the delivery of this Transferor's Instrument, has delivered or caused to be delivered to the Certificate Administrator each item set forth in Section 2.02(b) of the Purchase Agreement with respect to such Subsequent Mortgage Loans. The transfer to the Trustee by the Transferor of the Subsequent Mortgage Loans identified on the attached Mortgage Loan Schedule and the related MI Policies shall be absolute and is intended by the Transferor, the Trustee, the Certificate Administrator and the Certificateholders to constitute and to be treated as a sale by the Transferor.

            The parties hereto intend that the transactions set forth herein constitute a sale by the Transferor to the Trustee on the Subsequent Transfer Date of all the Transferor's right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Transferor hereby grants to the Trustee as of the Subsequent Transfer Date a security interest in all of the Transferor's right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Transferor's obligations hereunder, and this Transferor's Instrument shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Certificate Administrator on behalf of the Trustee, in addition to holding the Subsequent Mortgage Loans and the related MI Policies for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee and agent of the Trustee. The Transferor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of Kansas (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Transferor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Transferor, as are necessary to perfect and protect the interests of the Trustee and its assignees in each Subsequent Mortgage Loan, the related MI Policies and the proceeds thereof.

            (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Transferor's Instrument and such other items required under the Purchase Agreement shall be borne by the Transferor.

            Section 2. Representations and Warranties; Conditions Precedent.

            (a) The Transferor hereby affirms the representations and warranties set forth in Section 3.02 of the Purchase Agreement that relate to the Transferor as of the date hereof.

            (b) The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Transferor's Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof;

            (c) All terms and conditions of the Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Transferor's Instrument shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

            Section 3. Grant from Trustee to Certificate Administrator.

            The Trustee, as trustee for the benefit of the Certificateholders, hereby grants as of the Subsequent Transfer Date to the Certificate Administrator, to secure all of the Trustee's obligations under the Pooling and Servicing Agreement, all of the Trustee's right, title and interest in and to, whether now existing or hereafter created, (a) the Subsequent Mortgage Loans, the related MI Policies and the proceeds thereof and all rights under the Related Documents

(including the related Mortgage Files); (b) all funds on deposit from time to time in the Collection Account allocable to the Subsequent Mortgage Loans, excluding any investment income from such funds; (c) all its rights under the Seller's Instrument and this Transferor's Instrument; and (d) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            Section 4. Recordation of Instrument.

            To the extent permitted by applicable law, this Transferor's Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

            Section 5. Governing Law.

            This Transferor's Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

            Section 6. Counterparts.

            This Transferor's Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

            Section 7. Successors and Assigns.

            This Transferor's Instrument shall inure to the benefit of and be binding upon the Transferor and the Trustee and their respective successors and assigns. The Certificate Administrator shall be an express third party beneficiary hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Transferor's Instrument as of the day and year first written above.



                                  NOVASTAR MORTGAGE FUNDING CORPORATION III,
                                           as Transferor


                                           By:
                                              ---------------------------------
                                           Name: David J. Lee
                                           Title: Vice President


                                  THE CHASE MANHATTAN BANK
                                           as Trustee

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title
                                                -------------------------------


                                  Acknowledged and Agreed:

                                  FIRST UNION NATIONAL BANK,
                                           as Certificate Administrator


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------